SCHWAB CAPITAL TRUST

Laudus Small-Cap MarketMasters FundTM

Supplement dated December 15, 2016 to the

Prospectus dated February 25, 2016, as supplemented June 9, 2016 and October 3, 2016

This supplement provides new and additional information beyond that contained in the prospectus and should be read in conjunction with the prospectus.

On December 13, 2016, the Board of Trustees (the “Board”) of Schwab Capital Trust approved the hiring of Voya Investment Management Co. LLC (“Voya”) as a new investment manager to the Fund. Accordingly, the following changes have been made to the Fund’s prospectus:

The information under “Investment managers” on page 3 of the Fund’s prospectus is hereby deleted and replaced with the following:

The fund has four investment managers: Mellon Capital Management Corp., The Boston Company Asset Management, LLC, Voya Investment Management Co. LLC and Wellington Management Company LLP. The table below shows investment managers that are (or are expected to be) responsible for managing more than 30% of the fund’s assets, and the individuals serving as portfolio managers for those investment managers.

Investment manager and address	Year founded/assets under management (as of 12/31/15)
Voya Investment Management Co. LLC 230 Park Avenue, 14th Flr New York, NY 10169	Founded: 1972 $87 billion

Portfolio Manager(s)	Employment experience
James Hasso, Head of U.S. Small Cap and Portfolio Manager	Mr. Hasso joined Voya as an analyst in 2006. He holds a B.A. degree in economics from Lehman College and an MBA in finance from Fordham University.

Joseph Basset, CFA, Equity Analyst and Portfolio Manager	Mr. Basset joined Voya in June 2005. He holds a B.A. degree in economics from Tulane University and an MBA and ABD in finance from the University of Texas. He holds the Chartered Financial Analyst® designation.
Wellington Management Company LLP 280 Congress Street Boston, MA 02210	Founded: 1933 $927 billion

Portfolio Manager(s)	Employment experience
Timothy J. McCormack, CFA Senior Managing Director and Equity Portfolio Manager	Began his investment career in 1991. Joined Wellington Management as an investment professional in 2000. Has served as portfolio manager for the fund since 2012.

Shaun F. Pederson, Senior Managing Director and Equity Portfolio Manager	Began his investment career in 1991. Joined Wellington Management as an investment professional in 2004. Has been involved in portfolio management and securities analysis for the fund since 2012.

For more information on the fund’s other investment managers, please see the “Fund management” and “Additional information about the funds” sections of the prospectus.

The second paragraph and related table under “More about the fund’s investment managers and principal risks” in the “Fund details” section on page 9 of the Fund’s prospectus are hereby deleted and replaced with the following:

The following table identifies the fund’s investment managers as of December 1, 2016, their areas of focus, and approximate asset allocation.

Investment manager	Investment style	Approximate allocation of net assets (%)
Mellon Capital Management Corp.	Small-cap blend	18.9%
The Boston Company Asset Management, LLC	Small-/mid-cap core	26.0%
Voya Investment Management Co. LLC	Small-cap growth	0.0%*
Wellington Management Company LLP	Small-cap value	53.2%
Cash and other assets	—	1.9%

*	Voya Investment Management Co. LLC will begin managing fund assets on or about January 9, 2017.

The following paragraph, relating to Voya, under “More about the fund’s investment managers and principal risks” in the “Fund details” section on page 9 of the Fund’s prospectus is hereby inserted:

Voya Investment Management Co. LLC (“Voya”). Voya’s investment strategy is based on fundamental research performed by its small cap research analysts, who specialize in specific sectors.

The fourth paragraph under “Fund management” on page 18 of the Fund’s prospectus is hereby deleted and replaced with the following:

A discussion regarding the basis for the Board of Trustees’ approval of each fund’s investment advisory agreement and sub-advisory agreements (except for the sub-advisory agreement with Voya) is available in the funds’ 2016 annual report, which covers the period of November 1, 2015 through October 31, 2016. A discussion regarding the basis for the approval of the sub-advisory agreement between CSIM and Voya will be available in the funds’ 2017 semi-annual report.

The information relating to the Fund under “The funds’ investment managers” in the “Fund management” section beginning on page 18 of the Fund’s prospectus is hereby deleted and replaced with the following:

The funds’ investment managers

The table below shows each fund’s current investment managers and the individuals who serve as portfolio managers for each investment manager’s portion of fund assets.

Laudus Small-Cap MarketMasters Fund

Investment manager and address	Year founded/ assets under management (as of 12/31/15)	Portfolio manager(s)	Employment experience
Mellon Capital Management Corp. 50 Fremont St., Suite 3900 San Francisco, CA 94105	Founded: 1983 $352 billion	Karen Q. Wong, CFA Managing Director, Head of Equity Portfolio Management	Ms. Wong is a managing director of equity index strategies with Mellon Capital, where she has been employed since 2000. She holds a MBA from San Francisco State University in Finance, and a BS from San Francisco State University in Accounting and Statistics.

Investment manager and address	Year founded/ assets under management (as of 12/31/15)	Portfolio manager(s)	Employment experience
		Richard A. Brown, CFA Managing Director, Senior Portfolio Manager, Team Leader	Mr. Brown is a managing director of equity portfolio management with Mellon Capital, where he has been employed since 1995. He holds an MBA from California State University at Hayward.
		Thomas J. Durante, CFA Managing Director, Senior Portfolio Manager, Team Leader	Mr. Durante is a managing director of equity portfolio management with Mellon Capital, where he has been employed since 2000. He holds a B.A. degree from Fairfield University in Accounting.
The Boston Company Asset Management, LLC One Boston Place Boston, MA 02108	Founded: 1970 $36 billion	David A. Daglio Jr., CFA, Senior Managing Director and Head of the Opportunistic Value Strategies	Began his investment career in 1998. Joined The Boston Company as an equity analyst in 1998. He holds a B.S. degree from Rensselaer Polytechnic Institute and an MBA from New York University’s Stern School of Business.
Voya Investment Management Co. LLC 230 Park Avenue, 14th Flr New York, NY 10169	Founded: 1972 $87 billion	James Hasso, Head of U.S. Small Cap and Portfolio Manager	Mr. Hasso joined Voya as an analyst in 2006. He holds a B.A. degree in economics from Lehman College and an MBA in finance from Fordham University.
		Joseph Basset, CFA, Equity Analyst and Portfolio Manager	Mr. Basset joined Voya in June 2005. He holds a B.A. degree in economics from Tulane University and an MBA and ABD in finance from the University of Texas. He holds the Chartered Financial Analyst® designation.
Wellington Management Company LLP 280 Congress Street Boston, MA 02210	Founded: 1933 $927 billion	Timothy J. McCormack, CFA, Senior Managing Director and Equity Portfolio Manager	Began his investment career in 1991. Joined Wellington Management as an investment professional in 2000. Has served as portfolio manager for the fund since 2012.

Investment manager and address	Year founded/ assets under management (as of 12/31/15)	Portfolio manager(s)	Employment experience
		Shaun F. Pederson Senior Managing Director and Equity Portfolio Manager	Began his investment career in 1991. Joined Wellington Management as an investment professional in 2004. Has been involved in portfolio management and securities analysis for the fund since 2012.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund is available in the fund’s SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG95003-00 (12/16)

00187378

SCHWAB CAPITAL TRUST

Laudus Small-Cap MarketMasters FundTM

Supplement dated December 15, 2016 to the

Statement of Additional Information (“SAI”) dated February 25, 2016, as supplemented June 9, 2016 and October 3, 2016

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

On December 13, 2016, the Board of Trustees (the “Board”) of Schwab Capital Trust approved the hiring of Voya Investment Management Co. LLC (“Voya”) as a new investment manager to the Fund. Accordingly, the following changes have been made to the Fund’s SAI:

The following paragraph relating to Voya under “Advisory Agreement” in the “Investment Advisory and other Services” section beginning on page 32 of the Fund’s SAI is hereby inserted:

Voya Investment Management Co. LLC (“Voya”) serves as sub-adviser to the Laudus Small-Cap MarketMasters Fund. Voya is a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As of June 30, 2016, Voya managed approximately $83.8 billion in assets under management. Its principal address is located at 230 Park Avenue, 14th Floor, New York, New York 10169.

The following information relating to Voya under “Sub-Adviser Portfolio Manager Disclosure” beginning on page 39 of the Fund’s SAI is hereby inserted:

Voya sub-advises the Laudus Small-Cap MarketMasters Fund (the “Fund”).

Other Accounts. The portfolio managers are also responsible for the day-to-day management of other accounts, as indicated in the following table. The information below is provided as of May 31, 2016. There are no accounts with respect to which the advisory fee is based on the performance of the account.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joseph Basset CFA	4	$2,176,149,385	6	$667,800,143	12	$1,572,193,255
James Hasso	4	$2,176,149,385	6	$667,800,143	12	$1,572,193,255

Material Conflicts of Interest

Voya employees have an obligation of loyalty toward their employer; under no circumstances are they to use their professional position directly or indirectly for personal purposes by taking unfair advantage or by profiting in any other way from their professional position. Employees are to avoid any personal conflict of interest with Voya, its affiliates, vendors with whom the firm does business, or clients. Accordingly, employees are expected to conduct their activities in line with the following standards:

•	Client interests come first.

•	Conflicts of interest should be avoided.

•	Compromising situations should be avoided.

Voya’s compliance program is designed to address, monitor and identify issues consistent with its fiduciary duties. The program is multifaceted and consists of policies and procedures that govern numerous activities, including but not limited to personal trading, securing material non-public information, marketing and other firm disclosures, client trading practices (including policies that specifically address best execution, trade aggregation and allocation, and soft dollars), proxy voting and managing conflicts of interest. Each of the firm’s compliance policies and procedures are designed to meet regulatory standards and industry best practices.

Compensation Conflicts

In addition to the investments shown in the tables above, certain portfolio managers may be required to defer a portion of their compensation into an account that tracks the performance of investment options, including certain Voya mutual funds, chosen by the portfolio managers as part of their participation in Voya’s deferred compensation plan and other targeted compensation programs. This deferral will not cause any purchase or sale of Fund shares, but the NAV of the Fund shares will be used as a measurement mechanism for determining the cash amount to be paid under any vesting provisions when the portfolio manager realizes his/her compensation.

The information below shows how much a portfolio manager has allocated to an investment option that tracks the performance of the Fund he/she manages. The portfolio managers may have allocated a portion of their deferral to another investment option which tracks the performance of a fund that they do not manage. Only the amount that a portfolio manager has allocated to an investment option that tracks the performance of Funds that he/she manages is shown below as of May 31, 2016:

Voya SmallCap Opportunities Fund

Portfolio Manager	Dollar Range of Fund Shares Allocated Under Deferred Compensation
Joseph Basset, CFA	$50,001-$100,000
James Hasso	$100,001-$500,000

Compensation.

Key investment professionals, such as portfolio managers and traders are paid competitive base salaries, are eligible for discretionary bonuses, and generally participate in the firm’s long-term compensation program.

Bonus Program

The overall design of the annual incentive plan for investment professionals was developed to tie pay to both portfolio performance and profitability and is structured to drive performance and promote retention of top talent. Individual bonus target awards are determined and set based on external market data and internal comparators.

Investment performance is measured on both relative and absolute performance in all areas, and performance goals are set to appropriately reflect requirements for the investment team. The results for overall Voya include a review of firm profitability, team performance and the Investment professionals’ individual performance, all of which influence the outcome of the discretionary bonus award recommendation process. The measures for each team are reviewed on an annual basis by the firm’s Executive Management, and includes the measure of investment performance versus benchmark and peer groups over one-, three- and five-year periods, and contributions to the firm’s revenue growth, and profitability.

The annual incentive bonus may be subject to a deferral mechanism into a long-term compensation plan, as determined by the plan in effect at the time of payment.

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Long-Term Compensation

Voya’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards; all senior investment professionals participate in the long-term compensation plan. Participants are eligible to receive annual awards determined by the Management Committee based largely on investment performance and their contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya component of the annual incentive plan. Awards may include a combination of performance share units, restricted stock units, and/or a notional investment in a predefined set of Voya mutual funds. Awards are subject to a time based vesting schedule.

Plan rules of the award are provided to participants, defining the vest date and the terms in which shares will be delivered to the brokerage account of the participant and/or disbursed as a cash payment based upon the fair market value on vest date.

Ownership of Fund Shares. As of November 30, 2016, the portfolio managers did not beneficially own any of the Fund’s shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG95007-00 (12/16)

00187385

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